HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, James F. Perna, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:    September 28, 2007

/s/ James F. Perna
James F. Perna
Director and Chairman of the Board

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Anthony C. Williams, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Anthony C. Williams
Anthony C. Williams
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Douglas Johnson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Douglas Johnson
Douglas Johnson
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Sheldon C. Petersen, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers, of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Sheldon C. Petersen
Sheldon C. Petersen
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Kenneth R. Meyer, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Kenneth R. Meyer
Kenneth R. Meyer
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Mark Rose, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Mark Rose
Mark Rose
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Peter R. Morris, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers, of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Peter R. Morris
Peter R. Morris
Director and President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Anthony Marinello, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Anthony Marinello
Anthony Marinello
Director and Vice President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

     I, Amy Di Mauro, the undersigned Treasurer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Treasurer of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.

Dated:   September 28, 2007

/s/ Amy Di Mauro
Amy Di Mauro
Treasurer